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                                                                    Exhibit 23.2


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Stockholders
Ibico AG and its subsidiaries.

We consent to the use of our report included herein and to the reference to our firm under the heading "EXPERTS" in the prospectus.


/s/ KPMG Fides Peat


Zurich, Switzerland
July 22, 1998